UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

PANACHE BEVERAGE INC.

(Name of Registrant As Specified In Its Charter)

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[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

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(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)

PANACHE BEVERAGE INC.

40W. 23rd Street, 2nd Floor

New York, NY 10001

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF PANACHE BEVERAGE INC.:

To the Stockholders of PANACHE BEVERAGE INC.:

We are please to inform you of the decision made by a majority of stockholders of PANACHE BEVERAGE INC. (the “Company”) have voted to:

·      Increase in the aggregate number of shares which the Company shall have the authority to issue from 200,000,000 shares to 220,000,000 shares, of which 200,000,000 shares shall be Common Stock, par value $.001 per share, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share (the “Preferred Stock”).

The Company’s common stock currently is traded on the OTC Bulletin Board under the symbol “WDKA”. The most recent reported closing price of the Company’s common stock on October 10, 2011 was $1.90 per share.

The holders of a majority of our outstanding common stock, owning approximately 81.51% of the outstanding shares of our common stock, have executed a written consent in favor of the action described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about October 20, 2011.

WE ARE NOT ASKING FOR A PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Florida Business Corporation Law and our Certificate of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

On behalf of the Board of Directors,

/s/ James Dale

Chief Executive Officer, Chairman of the Board

(2)

This Proxy Statement is dated October 10, 2011, and is being first mailed to the Company’s shareholders on or about October 20, 2011.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company at (347) 436-8383. For a written request, mail request to 40W. 23rd Street, 2nd Floor, New York, NY 10001. To obtain timely delivery, security holders must request the information no later than five business days before October 31, 2011.

(3)

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

PANACHE BEVERAGE INC.

Introduction	5

Item 1. Information Required by Items of Schedule 14C	6

A. No Time, Place or Date for Meeting of Shareholders	6

B. Dissenters' Rights	6

C. Voting Securities and Principal Holders Thereof	6

D. Amendment of Charter – Increase in Authorized Capital Reasons and Benefits of the Transaction	8

E. Federal Tax Consequences	8

Item 2. Statements that Proxies are not Solicited	8

Item 3. Interest of Certain Persons	9

Item 4. Other and General Information	10

Item 5. Documents Incorporated By Reference	10

(4)

PANACHE BEVERAGE INC.

40W. 23rd Street, 2nd Floor

New York, NY 10001

INFORMATION STATEMENT

October 10, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about October 20, 2011 to the stockholders of record of Panache Beverage Inc. at the close of business on October 10, 2011 (the “Record Date”). This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

As of the close of business on the Record Date, we had 24,537,891 shares of common stock outstanding. The common stock is our only class of securities entitled to vote on the Record Date. Each outstanding share of common stock is entitled to one vote per share.

This Information Statement is first being mailed on or about October 20, 2011. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Section 607.0704 of the Florida Business Corporation Act.

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of the Company.

The Board of Directors has recommended and the majority shareholders of the Company have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to The Company’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Florida. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "WDKA". Information about us can be found in our December 31, 2010 Annual Report filed on Form 10-K. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

(5)

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14C

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Florida statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about October 20, 2011 to the holders of Common Stock as of the Record Date of October 10, 2011.

B. DISSENTERS' RIGHTS.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida Business Corporation Law. No dissenters' rights under the Florida Business Corporation Law are afforded to the Company's stockholders as a result of the adoption of this resolution.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

Our Board of Directors has approved the proposal to amend the corporate charter to increase the aggregate number of shares which the Company shall have the authority to issue from 200,000,000 shares to 220,000,000 shares, of which 200,000,000 shares shall be Common Stock, par value $.001 per share, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share on September 30, 2011. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 81.51% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

In addition to the foregoing, our Board of Directors has approved that 2,200,000 shares of Preferred Stock, which is part of the total 20,000,000 shares of Preferred Stock, par value $.001 per share, are designated as Class A Convertible Preferred Shares (“Class A CP Stock”). Pursuant to authority granted to the Board of Directors, the holders of the Class A CP Stock shall be entitled to 1) receive, when and as declared by the Board of Directors, but only out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 4% per annum of the Stated Value of $.50 per share (“Stated Value”) before any dividend on Common Stock; 2) liquidation preference; 3) be converted in whole into Common Stock at any time at a ratio of 1 to 2; 4) be redeemed by the Company at any time after the fifth anniversary of the date of issuance of the Class A CP Stock, at the election of the holder of Class A CP Stock; and 5) the right to five votes for each share of Common Stock into which such Class A CP Stock could then be converted.

The foregoing description of the rights, preferences, privileges and restrictions granted to and imposed on Class A CP Stock is qualified in its entirety by reference to the amendment to the Charter filed as Exhibit 10.1 to this Information Statement, which is incorporated by reference herein.

(6)

VOTING SECURITIES OF THE COMPANY:

As of October 10, 2011 (the "Record Date"), the Company had 24,537,891 shares of Common Stock issued and outstanding out of 200,000,000 authorized shares of Common Stock.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Common Stock was entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of the Company issued and outstanding are Common Stock, $.001 par value. The table on the following page sets forth, as of October 10, 2011, certain information with respect to the Common Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 24,537,891 shares of Common Stock outstanding as of October 10, 2011.

Name and Address of Beneficial Owner [1]	Common Stock Beneficially Owned	Percent of Class [2]
James Dale	13,000,000	52.98%
Agata Podedworny	4,000,000	16.30%
MIS Beverage Holdings LLC [3] 7 Beverly Court Jackson, New Jersey 08527	2,000,000	8.15%

[1] Unless otherwise specified, the address of each of the persons set forth hereto is in care of the Company at 40W. 23rd Street, 2nd Floor, New York, NY 10001.

[2] Based on 24,537,891 issued and outstanding shares of common stock.

[3] The 2,000,000 shares are owned in the name of MIS Beverage Holdings LLC., of which Maria Gordon is the controlling person. Maria Gordon is the wife of Brian Gordon, the Director of the Company.

The following table shows information as of October 10, 2011 with respect to each of the beneficial owners of the Company’s Common Stock by its executive officers, directors and nominee individually and as a group:

(7)

Name and Address [1]	Position	Common Stock Beneficially Owned	Percent of Shares [2]
James Dale	Chief Executive Officer and Chairman	13,000,000	52.98%
Agata Podedworny [4]	Vice President of Logistics Director	4,000,000	16.30%
Sjoerd de Jong [4]	Vice President of Sale Director	1,000,000	4.08%
Brian Gordon [3] [4]	Director	2,000,000 Indirect	8.15%
All officers and directors as a group (4 persons named above)		20,000,000	81.51%

[1] Unless otherwise specified, the address of each of the persons set forth hereto is in care of the Company at

40W. 23rd Street, 2nd Floor, New York, NY 10001.

[2] Based on 24,537,891 issued and outstanding shares of common stock.

[3] The 2,000,000 shares are owned in the name of MIS Beverage Holdings LLC., of which Maria Gordon is the controlling person. Maria Gordon is the wife of Brian Gordon, the Director of the Company.

[4] The effective date of the directorship is on or about September 9, 2011.

D. AMENDMENT OF CHARTER – INCREASE IN AUTHORIZED CAPITAL.

The proposal to amend the corporate charter to increase the aggregate number of shares which the Company shall have the authority to issue from 200,000,000 shares to 220,000,000 shares, of which 200,000,000 shares shall be Common Stock, par value $.001 per share, and 20,000,000 shares shall be Preferred Stock, par value $.001 per share, was approved by the action of a majority of all shareholders entitled to vote on the Record Date and by the Company's Board of Directors.

In addition to the foregoing, our Board of Directors has approved that 2,200,000 shares of Preferred Stock, which is part of the total 20,000,000 shares of Preferred Stock, par value $.001 per share, are designated as Class A Convertible Preferred Shares (“Class A CP Stock”). Pursuant to authority granted to the Board of Directors, the holders of the Class A CP Stock shall be entitled to 1) receive, when and as declared by the Board of Directors, but only out of funds legally available for the payment of dividends, cumulative cash dividends at the rate of 4% per annum of the Stated Value of $.50 per share (“Stated Value”) before any dividend on Common Stock; 2) liquidation preference; 3) be converted in whole into Common Stock at any time at a ratio of 1 to 2; 4) be redeemed by the Company at any time after the fifth anniversary of the date of issuance of the Class A CP Stock, at the election of the holder of Class A CP Stock; and 5) the right to five votes for each share of Common Stock into which such Class A CP Stock could then be converted.

The foregoing description of the rights, preferences, privileges and restrictions granted to and imposed on Class A CP Stock is qualified in its entirety by reference to the amendment to the Charter filed as Exhibit 10.1 to this Information Statement, which is incorporated by reference herein.

The amendment to the Charter will take effect no sooner than November 7 2011.

REASONS FOR AMENDMENT, We believe that the present course of the Company’s business operations will need to be re-evaluated. We anticipate that changes to our business operations may require the Company to issue new shares. We believe that the designation of Preferred Stock will make our capital structure more attractive to potential investors and provide us with greater flexibility in structuring financings and pursuing other corporate development opportunities.

E. FEDERAL TAX CONSEQUENCES.

There are no tax consequences to the Increase in Authorized Capital.

F. APPROVAL REQUIRED

Pursuant to Florida Business Corporation Law, the approval of a majority of the outstanding stock entitled to vote is necessary to approve the proposed amendment. As discussed above, the holders of the majority of our Common Stock have consented to this amendment.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

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WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE

NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Set forth below are the substantial interests, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF OCTOBER 10, 2011

Name and Address of Beneficial Owner [1]	Common Stock Beneficially Owned	Percent of Class [2]
James Dale	13,000,000	52.98%
Agata Podedworny	4,000,000	16.30%
MIS Beverage Holdings LLC [3]	2,000,000	8.15%

[1] Unless otherwise specified, the address of each of the persons set forth hereto is in care of the Company at 40W. 23rd Street, 2nd Floor, New York, NY 10001.

[2] Based on 24,537,891 issued and outstanding shares of common stock.

[3] The 2,000,000 shares are owned in the name of MIS Beverage Holdings LLC., of which Maria Gordon is the controlling person. Maria Gordon is the wife of Brian Gordon, the Director of the Company.

The following table shows information as of September 21, 2011 with respect to each of the beneficial owners of the Company’s Common Stock by its executive officers, directors and nominee individually and as a group:

Name and Address [1]	Position	Common Stock Beneficially Owned	Percent of Shares [2]
James Dale	Chief Executive Officer and Chairman	13,000,000	52.98%
Agata Podedworny [5]	Vice President of Logistics Director	4,000,000	16.30%
Sjoerd de Jong [5]	Vice President of Sale Director	1,000,000	4.08%
Brian Gordon [3] [5]	Director	2,000,000 Indirect	8.15%
Dean A. Stewart [4] 13512 Glenwyck Lane Huntersville, North Carolina 28078	Former Vice President, Former CFO and Former Director	50,000	0.20%
Michael J. Bongiovanni [4] 19720 Jetton Road, 3rd Floor Cornelius, North Carolina 28031	Former President, Former CEO and Former Director	400,000	1.63%
All officers and directors as a group (4 persons named above)		20,000,000	81.51%

[1] Unless otherwise specified, the address of each of the persons set forth hereto is in care of the Company at

40W. 23rd Street, 2nd Floor, New York, NY 10001.

[2] Based on 24,537,891 issued and outstanding shares of common stock.

[3] The 2,000,000 shares are owned in the name of MIS Beverage Holdings LLC., of which Maria Gordon is the controlling person. Maria Gordon is the wife of Brian Gordon, the Director of the Company.

[4] Michael J. Bongiovanni resigned from all his positions on August 19, 2011. Dean A. Stewart resigned from his position as Vice President and CFO on August 29, 2011, and from his position as Director of the Company on September 9, 2011.

[5] The effective date of the directorship is on or about September 9, 2011.

(9)

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-K, for the year ended December 31, 2010, including audited financial statements as of that date is available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

Exhibit 10.1 The amendment to the Charter regarding Preferred Stock authorization

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PANACHE BEVERAGE INC.

/s/ James Dale James Dale Chief Executive Officer Chairman of the Board of Director

Dated: October 10, 2011

By the order of the Board of Directors

By: /s/ James Dale

James Dale

Chief Executive Officer

Chairman of the Board of Director

By: /s/ Agata Podedworny

Agata Podedworny

Director

By: /s/ Sjoerd DeJong

Sjoerd DeJong

Director

By: /s/ Brian Gordon

Brian Gordon

Director